UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/16/2011

Waccamaw Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33046

North Carolina	52-2329563
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

110 North J.K. Powell Boulevard, Whiteville, North Carolina 28472
(Address of principal executive offices, including zip code)

(910) 641-0044
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 16, 2011, Waccamaw Bankshares, Inc. (the "Company"), received a notice from the Nasdaq Stock Market indicating that the Company is not in compliance with the continued listing requirements of Nasdaq Listing Rule 5250(c)(1) because the Company did not timely file its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011, with the Securities and Exchange Commission. Nasdaq Listing Rule 5250(c)(1) requires that Company to timely file all required periodic reports and other documents with the Securities and Exchange Commission.

On June 24, 2011, the Company received a determination letter from the staff of the Nasdaq Listing Qualifications Department (the "Staff") stating that the Staff had determined to deny the Company's request for continued listing on The Nasdaq Stock Market. Prior to the issuance of this determination letter, Nasdaq notified the Company on April 4, 2011, and June 24, 2011, that the Company did not comply with Nasdaq's requirements for continued listing set forth in Listing Rule 5250(c)(1) because it did not timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, or its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011, with the Securities and Exchange Commission.

The Company subsequently appealed the Staff's June 24 determination to the Nasdaq Hearings Panel and appeared before the Hearings Panel on August 4. The Hearings Panel has not yet issued a decision. The Company's securities will remain listed on the Nasdaq Global Market pending the outcome of the hearing. The Hearings Panel will consider the August 16 Nasdaq notice in its decision regarding the Company's continued listing on The Nasdaq Global Market. Until the Company regains compliance, quotation information for the Company's securities will include an indicator of the Company's non-compliance and the Company will be included in a list of non-compliant companies on the Nasdaq website.

As disclosed in the Company's Form 12b-25, Notification of Late Filing, filed with the Securities and Exchange Commission on August 15, 2011, the Company has not yet completed its financial statements for the quarterly period ended June 30, 2011.

The Company issued a press release on August 22, 2011, disclosing its receipt of the August 16 Nasdaq notice. A copy of the press release is attached as exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.        Description of Exhibit

99.1               Press Release, dated August 22, 2011, regarding receipt of the August 16 Nasdaq notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waccamaw Bankshares, Inc.

Date: August 22, 2011	By:	/s/ Geoffrey R. Hopkins
Geoffrey R. Hopkins
President

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release